Supplement dated May 14, 2020

to the

Timothy Plan Family of Funds – Statutory Prospectus - Class I Shares

Dated January 29, 2020

The Sub-sections of the Prospectus entitled “Class I Shares” and “Opening And Adding To Your Account”, appearing on page 61 of the statutory prospectus, are amended as follows:

Section 4 | How You Can Buy and Sell Shares

CLASS I SHARES

This Prospectus offers Class I shares only. Other share classes are offered via a different Prospectus.

Class I shares are exclusively available to institutional clients and fee based registered investment advisors for the benefit of their clients. Any questions you may have can be answered by calling (800) 846-7526.

Class I shares are offered at net asset value without any sales charge. There are no contingent deferred sales charges, redemption fees or exchange fees, and no ongoing distribution/service fees.

How To Buy Shares

OPENING AND ADDING TO YOUR ACCOUNT

Payments for Fund shares must be in U.S. dollars, and in order to avoid fees and delays, must be drawn on a U.S. bank. Please remember that the Trust reserves the right to reject any purchase order for Fund shares. Timothy Plan accepts personal checks made payable to the Timothy Plan. Unless pre-authorized by the Fund at the Fund’s sole discretion, the Timothy Plan will not accept cash, credit card, or third-party checks. The minimum initial investment amount for Class I shares, is:

Account Type	Minimum Initial Purchase Amount	Minimum Subsequent Purchase Amount
Institutional Clients	$100,000	$25,000
Fee based Registered Advisor Clients
Individual Accounts	$1,000	$50
ERISA Retirement Plans	None	none
Other Recognized Retirement Plans or Accounts	None	None
Employer Sponsored Health Savings Accounts	None	None